IDS
Life Series
Fund, Inc.

2001 ANNUAL REPORT
(PROSPECTUS INCLUDED)

(American Express Logo)

Offers seven portfolios
with separate goals and
objectives to provide investment
flexibility for Variable Life
Insurance Policies.

References to "Fund" throughout the remainder of this annual report refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

(icon of) planet

Managed by IDS Life Insurance Company

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the President                                         3

Equity Portfolio

From the Portfolio Manager                                 4

The 10 Largest Holdings                                    4

The Fund's Long-term Performance                           5

Equity Income Portfolio

From the Portfolio Manager                                 6

The 10 Largest Holdings                                    6

The Fund's Long-term Performance                           7

Government Securities Portfolio

From the Portfolio Manager                                 8

The Fund's Long-term Performance                           9

Income Portfolio

From the Portfolio Manager                                10

The 10 Largest Holdings                                   10

The Fund's Long-term Performance                          11

International Equity Portfolio

From the Portfolio Managers                               12

The 10 Largest Holdings                                   12

The Fund's Long-term Performance                          13

Managed Portfolio

From the Portfolio Managers                               14

The 10 Largest Holdings                                   14

The Fund's Long-term Performance                          15

Money Market Portfolio

From the Portfolio Manager                                16

The Fund

Independent Auditors' Report                              17

Financial Statements                                      18

Notes to Financial Statements                             26

Investments in Securities                                 34

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2  IDS LIFE SERIES FUND, INC.

(picture of) Gumer C. Alvero
Gumer C. Alvero
President and
Chief Executive Officer

From the President

Diversification and balance continue to be vital elements in a financial strategy. These elements are provided by combining the seven investment options of IDS Life Series Fund with life insurance protection. You may allocate your policy's value among any of these portfolios.

For a review of portfolio performance during the past fiscal year (May 2000 through April 2001), please consult the portfolio managers' letters that begin on the next page.

Sincerely,

Gumer C. Alvero
President and Chief Executive Officer
IDS Life Series Fund, Inc.

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                                                    ANNUAL REPORT -- 2001  3

(picture of) Louis Giglio
Louis Giglio
Portfolio manager

From the Portfolio Manager
Equity Portfolio

A major decline among growth stocks, especially technology-related issues, took a heavy toll on the Fund's performance during the past 12 months. For the fiscal year -- May 2000 through April 2001 -- the Fund lost 37.21%. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

The first several months of the period were relatively uneventful, as the stock market essentially held its own in a volatile but ultimately trendless investment environment. But by the time fall rolled around, things began to change dramatically.

Already concerned by indications that the economy might be slowing down, investors were greeted by reports of weakening corporate profits, as well as forecasts that more of the same could lie ahead. The concerns were particularly acute in the tech sector, where many high-flying stocks remained "priced for perfection" and therefore were extremely vulnerable to any negative news. The result was a steep market decline that began in September and snowballed into late December before leveling off.

The new year got off to an encouraging start, as the Federal Reserve delighted investors with a surprise interest-rate cut in early January that sparked a sharp rally. But it proved to be short-lived; February brought more bad news on the economic and profit fronts, which sent stocks into another downward spiral through March. The period ended on a positive note, though, as the market rebounded in April.

Because of substantial holdings among technology and telecommunications stocks, the Fund's performance was heavily influenced by the ups and downs in those areas. As a whole, they generated negative results for the 12 months. Some of the slack was taken up by health care holdings, which included several biotech and drug stocks that produced good gains. Energy-related stocks also worked well, as they benefited from higher oil prices.

Continuing a strategy that I began a few years ago, I let the make-up of the portfolio expand during the period to include more mid-size and large stocks. This strategy reflects my belief that a more diversified group of holdings makes sense in what remains a volatile investment environment. Also, I reduced the number of holdings to make the Fund easier to manage. In the process, I eliminated stocks of some lower-quality companies.

Looking ahead, I think the Federal Reserve's interest-rate cuts will have a positive effect on the economy and the stock market in the new fiscal year. Investors will need to be patient, however, as the market is likely to remain volatile.

Louis Giglio

The 10 Largest Holdings

Equity Portfolio
                                  Percent                 Value
                              (of net assets)    (as of April 30, 2001)
Juniper Networks                   3.84%               $41,911,300
CIENA                              2.17                 23,675,800
Aeroflex                           1.98                 21,619,500
Synopsys                           1.84                 20,100,500
Kohl's                             1.82                 19,844,500
Univision Communications
   Cl A                            1.60                 17,484,000
BEA Systems                        1.50                 16,340,000
Krispy Kreme Doughnuts             1.49                 16,256,000
Performance Food Group             1.48                 16,191,000
Ryanair Holdings ADR               1.42                 15,480,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 19.14% of net assets.
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4  IDS LIFE SERIES FUND, INC.

The Fund's Long-term Performance

Equity Portfolio
                How your $10,000 has grown in Equity Portfolio
               (printed report contains performance line graph)

$70,000

$60,000

$50,000                                                         $39,775
                                                       Equity Portfolio
$40,000
                                                   S&P MidCap
$30,000                                             400 Index

$20,000
                                S&P 500 Index
$10,000

'91    '92    '93   '94    '95   '96    '97    '98   '99    '00   '01

Average Annual Total Returns (as of April 30, 2001)

                                 1 year           5 years          10 years
                                 -37.21%           +8.58%           +14.80%

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index) and the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index).

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

The S&P MidCap 400 Index, an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

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                                                    ANNUAL REPORT -- 2001  5

From the Portfolio Manager
Equity Income Portfolio

The stock market experienced a steep decline during the past 12 months, as a weakening economy and slumping corporate profits weighed on share prices. The Fund fared much better than the market as a whole, however, as value stocks fared relatively well in the difficult environment. For the fiscal year -- May 2000 through April 2001 -- the Fund gained 7.92%. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.) By comparison, the Standard & Poor's 500, which is commonly used to measure the performance of the stock market as a whole, was down 12.97%.

The stock market was slumping when the period began, as higher interest rates and concerns about the strength of future corporate profits, particularly for technology-related companies, dampened investors' spirits. Still, by summer's end, the market had regained most of the lost ground. But indications of a slowing economy quickly renewed the profit concerns and sent stocks tumbling from early September through late December.

The new year brought a welcome change, as the Federal Reserve surprised investors with a sharp reduction in short-term interest rates. The market responded with a healthy rally in January. Although more negative economic and profit news drove stocks back down in February and March, the period did end on a positive note as stocks rebounded in April.

The bulk of the market's decline came at the expense of high-priced growth stocks, particularly in the technology sector. However, the value stocks that this Fund focuses on were much less affected by the decline. The Fund also benefited from a broadly diversified group of holdings that included substantial investments in financial services stocks, including banking and insurance. They got a boost from a decline in long-term interest rates. Other major areas of investment included energy stocks, which, thanks to higher oil prices, provided positive performance, and utility stocks, which rose on buying by investors who were looking for lower investment risk.

As for changes to the Fund, late in the period I trimmed the exposure to food/beverage and drug stocks, which subsequently proved to be weak performers. On the other hand, I added a bit to technology investments, given the fact that prices had fallen to the point that the stocks appeared to offer good investment value.

Looking ahead, value stocks, after being dramatically under-valued, are now more reasonably valued compared with growth stocks. However, I think that positive fundamental business momentum among energy and consumer and industrial cyclical stocks could lay the groundwork for value stocks to sustain their recent improved performance.

Warren E. Spitz

The 10 Largest Holdings
Equity Income Portfolio

                                  Percent                 Value
                              (of net assets)    (as of April 30, 2001)
Loews                              4.44%                  $175,265
Lehman Brothers Holdings           4.18                    164,851
Alcoa                              2.22                     87,727
Morgan Stanley, Dean Witter,
   Discover & Co                   2.12                     83,762
Chevron                            2.02                     79,565
Verizon Communications             1.93                     76,162
AT&T                               1.89                     74,660
Philip Morris                      1.71                     67,649
Ingersoll-Rand                     1.67                     65,800
CIGNA                              1.62                     64,020

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 23.80% of net assets.

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6  IDS LIFE SERIES FUND, INC.

The Fund's Long-term Performance
Equity Income Portfolio
                How your $10,000 has grown in Equity Income Portfolio
               (printed report contains performance line graph)

$20,000
                                                                         $10,347
                                                        Equity Income Portofolio
                   S&P 500 Index

$10,000

                                                         Lipper Equity Income
                               Russell 1000 Value Index           Funds Index



7/1/99                       4/00
                                                                            4/01


Average Annual Total Returns (as of April 30, 2001)

                                                  1 year     Since inception*
                                                   +7.92%          +1.84%

* Inception date was June 17, 1999.

On the chart above you can see how the Fund's total return compared to three widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index), the Russell 1000 Value Index and the Lipper Equity Income Funds Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies may be generally larger than those in which the Fund invests.

Russell 1000 Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Lipper Equity Income Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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                                                    ANNUAL REPORT -- 2001  7

(picture of) Colin Lundgren
Colin Lundgren
Portfolio manager

From the Portfolio Manager
Government Securities Portfolio

Improving conditions in the bond market and a successful investment strategy set the stage for a productive 12 months for the Fund. Over the fiscal year -- May 2000 through April 2001 -- the Fund generated a total return of 11.55%. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

The period got off to a weak start, as bond investors weighed economic and inflation data and tried to anticipate the trend of Federal Reserve (Fed) interest-rate policy. Evidently, the Fed saw enough potential for higher inflation and, consequently, raised short-term interest rates in May 2000. This caused bond prices, which move in the opposite direction of interest rates, to decline.

From that point, though, the bond market had things pretty much its own way. Inflation showed little sign of picking up, which in turn made investors increasingly confident that the Fed would forgo further interest-rate increases. As it turned out, the Fed not only stopped raising rates in 2000, it began cutting them shortly after the start of the new year. The net result was a steady increase in bond buying, which drove intermediate and long-term interest rates down and prices up. For the Fund, the result was an increase in value in addition to the interest income generated by its holdings.

Mortgage-backed and government agency bonds issued by "Fannie Mae" and "Freddie Mac" performed especially well. That was my expectation prior to the start of the period, and therefore I had invested heavily in those securities. In addition, I concentrated the investments in the short- and intermediate-term maturity range (2 to 10 years). That secondary strategy also worked to the Fund's benefit as securities in that range enjoyed particularly good price appreciation.

Most of the rest of the assets were invested in short- and intermediate-term U.S. Treasury securities. Although they couldn't keep up with their mortgage-backed and agency counterparts, they still provided the Fund with positive results. The small remaining amount went into long-term Treasury bonds and cash reserves.

Looking ahead to the current fiscal year, the economy appears to be improving gradually, while inflation remains under control. Assuming no major change in those conditions, I think the Fed may reduce short-term interest rates a bit more. While that normally would benefit the bond market, I think most of the potential for price appreciation has already been realized. Therefore, I expect most if not all of the Fund's return in the months ahead to come from interest income.

Colin Lundgren

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8  IDS LIFE SERIES FUND, INC.

The Fund's Long-term Performance
Government Securities Portfolio

          How your $10,000 has grown in Government Securities Portfolio
               (printed report contains performance line graph)

$30,000

                                                                        $20,310
                                                                     Government
$20,000                                                     Securites Portfolio



$10,000                                 Merrill Lynch
                                U.S. Government Index



'91     '92     '93    '94     '95    '96     '97     '98    '99     '00    '01


Average Annual Total Returns (as of April 30, 2001)

                                 1 year           5 years        10 years
                                 +11.55%           +6.75%          +7.34%

On the chart above you can see how the Fund's total return compared to a widely cited performance index, the Merrill Lynch U.S. Government Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Merrill Lynch U.S. Government Index is an unmanaged list of all treasury and agency securities. The index is used as a general measure of performance. However, the securities used to create the index may not be representative of the debt securities held in the Government Securities Portfolio.

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                                                    ANNUAL REPORT -- 2001  9

(picture of) Lorraine R. Hart
Lorraine R. Hart
Portfolio manager

From the Portfolio Manager
Income Portfolio

Bonds enjoyed a good 12 months, as subdued inflation and falling interest rates provided support for prices. For the Fund, the result was a return of 9.94% for the past fiscal year -- May 2000 through April 2001. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

After a poor start, a more positive attitude emerged in the bond market as unthreatening inflation data soothed investors' nerves regarding the interest-rate trend. (Rising interest rates depress bond prices, while declining rates inflate them.) Bolstering the outlook during the fall were indications of an economic slowdown, which further eased inflation concerns. Against that backdrop, prices for most intermediate- and long-term bonds experienced varying degrees of appreciation through the end of 2000.

The bond market got an additional boost in early January, when the Federal Reserve surprised investors with an interest-rate cut. The positive tone in the market continued into March, with bonds responding in positive fashion. By April, though, investors began focusing on the likelihood of economic recovery in the second half of 2001. That resulted in a fair amount of selling, which drove longer rates back up and prices down.

For the Fund, various holdings took turns at generating the best returns. Early in the period, U.S. Treasury securities experienced sharp price gains. Although they comprised only the third-largest area of investment for the Fund, they did make a good contribution to performance at that time.

Corporate bonds, the Fund's largest investment, struggled during the first several months, then rallied strongly after that. Most of the corporate holdings were in high-grade issues, complemented by some low-grades. Mortgage-backed bonds, the second-largest investment area, also performed well later in the period.

Changes to the holdings were modest. Early in the period, I reduced investments in corporate bonds while adding to those in mortgage-backed, Treasury and government agency issues. Later, I shifted more money into "corporates" and away from the others. To guard against the possibility of higher interest rates driving down bond prices, I kept a slightly short duration in the Fund during the first several months. (Duration, a function of the average maturity of the holdings, affects a portfolio's price sensitivity to interest-rate changes and therefore, its value. In general, the shorter the duration, the less the sensitivity.) As the period progressed and the threat of higher rates diminished, I lengthened the duration.

Looking ahead, while the environment for bonds remains relatively good, I think most of the price appreciation in the market probably is behind us. In light of that, I expect the bulk of the Fund's return to come from interest income in the months ahead.

Lorraine R. Hart

The 10 Largest Holdings
Income Portfolio

                                  Percent                 Value
                              (of net assets)    (as of April 30, 2001)
Kroger
8.15% 2006                          .52%                  $538,924
Vodafone Group
7.75% 2010                          .51                    532,581
Kerr-McGee
8.13% 2005                          .51                    532,165
Morgan Stanley, Dean Witter,
Discover & Co
7.75% 2005                          .51                    529,314
Delta Air Lines
7.57% 2010                          .51                    527,255
PSA
7.13% 2005                          .50                    523,256
Ashland
7.83% 2005                          .50                    523,081
Duke Capital
7.50% 2009                          .50                    521,705
Intl Paper
8.00% 2003                          .50                    520,679
Abitibi-Consolidated
8.30% 2005                          .50                    520,495

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."



The 10 holdings listed here make up 5.06% of net assets.

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10  IDS LIFE SERIES FUND, INC.

The Fund's Long-term Performance
Income Portfolio

              How your $10,000 has grown in Income Portfolio
               (printed report contains performance line graph)

$30,000

                                                                        $20,952
                                                               Income Portfolio
$20,000



$10,000                              Lehman Brothers
                                Aggregate Bond Index



'91     '92     '93    '94     '95    '96     '97     '98    '99     '00    '01


Average Annual Total Returns (as of April 30, 2001)

                                 1 year           5 years        10 years
                                  +9.94%           +6.18%          +7.68%

On the chart above you can see how the Fund's total return compared to a widely cited performance index, the Lehman Brothers Aggregate Bond Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

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                                            ANNUAL REPORT -- 2001  11

(picture of) Mark Fawcett
Mark Fawcett
Portfolio manager

(picture of) Richard Leadem
Richard Leadem
Portfolio manager

(picture of) Gavin Corr
Gavin Corr
Portfolio manager

From the Portfolio Managers
International Equity Portfolio

The past 12 months was a difficult period for investors in foreign stocks, as concerns about economic growth and corporate profits depressed the markets. For the Fund, the result was a loss of 26.76% over the fiscal year -- May 2000 through April 2001. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

The first four months of the period were relatively uneventful, as most major foreign markets, though rather volatile, ultimately managed to hold their ground. But as summer turned to fall, the environment changed dramatically.

With indications that the U.S. economy might be slowing down, investors quickly became concerned that corporate profits would suffer a similar slump. That, in turn, would erode the support for stock prices, particularly in the technology sector. The negative psychology soon spread to Europe, where weakness in the euro, the region's common currency, was already diluting returns for U.S. investors. The result was a steady downturn in European markets from September through late December.

Investors got a bit of a respite in early January, when the markets were shored up by an interest-rate cut in the U.S. But the following two months saw a resumption of the decline, some which was reversed by a welcome rebound in April.

Reviewing the Fund's investments, the biggest portion was in stocks of technology/telecommunications/media companies. They were hit especially hard during the markets' sell-off, and consequently took a toll on the Fund's performance. Picking up some of the slack were holdings in pharmaceutical, financial services and, thanks to higher oil prices, oil-related stocks.

On a regional basis, investments in Europe easily comprised the bulk of the holdings, the majority of which were concentrated in the United Kingdom, France, Germany, Italy and the Netherlands. We also had a moderate exposure to Asia, principally Japan, but we substantially reduced that about mid-period.

As for the new fiscal year, we think the worst of the stock markets' problems are behind them. In Europe, economic growth has been more resilient than in the U.S., which should bode well for corporate profits as 2001 progresses. The outlook is less promising in Japan, where we continue to have relatively few holdings. On a business sector basis, we have upped the exposure to cyclical and interest-rate sensitive stocks, especially technology and financial services, which seem likely to lead potential market advances.

Mark Fawcett

Richard Leadem

Gavin Corr

The 10 Largest Holdings
International Equity Portfolio

                                  Percent                 Value
                              (of net assets)    (as of April 30, 2001)
Nokia (Finland)                    4.24%               $12,721,044
NTT DoCoMo (Japan)                 3.97                 11,904,804
Samsung Electronics
   (South Korea)                   3.35                 10,055,482
Tyco Intl (Bermuda)                3.29                  9,868,113
Credit Suisse Group
   (Switzerland)                   3.29                  9,856,037
Nomura Securities (Japan)          3.25                  9,760,958
SAP (Germany)                      3.23                  9,677,592
Deutsche Bank (Germany)            2.98                  8,932,568
Dell Computer (United States)      2.90                  8,698,125
UBS (Switzerland)                  2.72                  8,157,842

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 33.22% of net assets.

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12  IDS LIFE SERIES FUND, INC.

The Fund's Long-term Performance

International Equity Portfolio

          How your $10,000 has grown in International Equity Portfolio
               (printed report contains performance line graph)

$30,000

                                                                        $19,925
                                                                  International
$20,000                                                        Equity Portfolio

                                               Lipper International
                                                        Funds Index
$10,000

                                  MSCI EAFE Index


11/1/94      4/95       4/96       4/97       4/98      4/99      4/00     4/01


Average Annual Total Returns (as of April 30, 2001)

                                 1 year           5 years    Since inception*
                                 -26.76%           +3.53%         +11.18%

* Inception date was Oct. 28, 1994.

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

The MSCI EAFE Index is an unmanaged index compiled from a composite of securities markets of Europe, Australia and the Far East, and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper International Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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                                            ANNUAL REPORT -- 2001  13

From the Portfolio Managers
Managed Portfolio

A deteriorating environment for stocks, particularly technology-related issues, took a substantial toll on the Fund's performance during the past fiscal year. For the 12 months -- May 2000 through April 2001, the Fund lost 27.93%. (This figure does not reflect expenses that apply to the variable subaccounts or the policy.)

After a poor start, the stock market and the Fund got back on track last summer, racking up strong gains in June and August. But by the time fall rolled around, indications of a possible slowdown in economic growth had surfaced, causing investors to worry that upcoming corporate profits might be less robust. That was enough to send stocks tumbling from September through late December.

Thanks to a surprise interest-rate cut by the Federal Reserve, the market rallied strongly in January. However, concerns about the economy and corporate profits quickly resurfaced, driving the market back down in February and March. The period did end on a positive note, though, as stocks rebounded in April.

Most affected by the market's downturns were stocks of technology-related companies, whose earnings-growth prospects were most often called into question. Because this was the largest area of investment for the Fund, the negative trend had a notable effect on performance. Still, the Fund held up better than it might have, thanks to its relatively small investments in some of the more hard-hit stocks. Also working in the Fund's favor were its health care holdings, which enjoyed strong performance for most of the period.

Unlike stocks, the bond market enjoyed more consistent performance, as well as a much better overall environment. Thanks in large part to a substantial decline in long-term interest during the second half of the period, most bond sectors, including U.S. Treasury and high-grade corporate issues, experienced higher prices. That was also the case for the Fund's bond investments, and that made up for some of the weakness on the stock side.

Looking at changes to the holdings, about mid-period we added to health care stocks, concentrating mainly on biotechnology and genomics-related issues. On the other hand, we reduced investments in technology in light of less-promising outlooks for some companies.

Heading into the new fiscal year, we expect to see an improving environment for stocks, given the likelihood of a strengthening economy and a recovery in corporate profits. On the bond side, the outlook remains good as inflation has yet to show signs of picking up.

Doug Guffy

Timothy A. Palmer

The 10 Largest Holdings
Managed Portfolio

                                  Percent                 Value
                              (of net assets)    (as of April 30, 2001)
General Electric                   4.13%               $24,265,000
Tyco Intl                          4.08                 24,016,500
Citigroup                          3.01                 17,694,000
Sanmina                            2.87                 16,907,000
Medtronic                          2.65                 15,610,000
Pfizer                             2.65                 15,588,000
American Intl Group                2.36                 13,906,000
EMC                                2.36                 13,860,000
Maxim Integrated Products          2.17                 12,775,000
Jabil Circuit                      2.12                 12,487,200

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The 10 holdings listed here make up 28.40% of net assets.

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14  IDS LIFE SERIES FUND, INC.

The Fund's Long-term Performance
Managed Portfolio
              How your $10,000 has grown in Managed Portfolio
               (printed report contains performance line graph)


$60,000


$50,000


$40,000                 S&P 500 Index


$30,000                                                              $26,917
                                                           Managed Portfolio

$20,000
                                        Lipper Balanced
                                            Funds Index
$10,000

'91     '92     '93    '94     '95    '96     '97     '98    '99     '00    '01

Average Annual Total Returns (as of April 30, 2001)

                                 1 year           5 years        10 years
                                 -27.93%           +6.51%         +10.41%

On the chart above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Balanced Funds Index.

Your investment and return value fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The above chart does not reflect expenses that apply to the subaccounts or the policies.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Lipper Balanced Funds Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

-------------------------------------------------------------------------------
                                            ANNUAL REPORT -- 2001  15

(picture of) Terry L. Seierstad
Terry L. Seierstad
Portfolio manager

From the Portfolio Manager
Money Market Portfolio

Short-term interest rates fell during the past fiscal year, leading to a modest decline in the Fund's yield. For the period -- May 2000 through April 2001 -- the Fund generated a return of 5.89%, while its seven-day yield was 4.32%.* (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

In keeping with its objective, the Fund also maintained a net asset value of $1 per share during the period. (An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.)

The economy remained quite strong during the first half of the period, while unemployment stayed at historically low levels. Most important, inflation periodically showed signs of picking up, due largely to rising oil prices. This combination of factors caused some investors to worry that a trend toward higher inflation might be emerging. Evidently, the Federal Reserve Board (the Fed) shared the concern about inflation, as it raised short-term interest rates in May of 2000. (By way of background, the Fed typically raises interest rates to cool off the economy and, therefore, keep inflation under control.) Because I expected interest rates to rise, I kept the average maturity of the Fund's holdings somewhat shorter than usual. The shorter maturity allowed me to take quicker advantage of the higher rates that became available on newly issued securities.

After an uneventful summer, the environment changed abruptly in the fall of 2000, as the economy began showing signs of slowing down. Increasingly concerned about that development, the Fed began in early January to cut interest rates aggressively to stimulate economic growth. Prior to that, issuers of commercial paper -- the core of the Fund's investments -- had already begun to lower their interest rates, and the Fed's action served to reinforce that trend over the rest of the fiscal year. In anticipation of falling rates, I lengthened the maturity during the winter to shore up the yield. Still, as new securities were added to the Fund's holdings, the result was a steady decline in its yield.

I expect to maintain the longer maturity for at least the first part of the new fiscal year. This reflects my view that it may take until mid-summer before we see evidence of stronger economic growth, and in the meantime the Fed may well decide further rate reductions are needed.

Terry L. Seierstad

* The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. This yield is based on the seven-day yield as of April 30, 2001.

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16  IDS LIFE SERIES FUND, INC.

The  financial   statements   contained  in  Post-Effective   Amendment  #27  to
Registration Statement No. 2-97636 filed on or about June 29, 2001, are incorporated herein by reference.

IDS Life Series Fund, Inc.
70100 AXP Financial Center
Minneapolis, MN 55474

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